Dreyfus

California Municipal Income, Inc.

ANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Dividend Reinvestment Plan

                            22   Important Tax Information

                            23   Proxy Results

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Municipal Income, Inc., covering the 12-month period from October 1, 1999 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

Despite some fluctuations due to changing economic conditions, municipal bond prices rose modestly over the past 12 months. Most of those gains were achieved after January 2000, with a rally in the municipal bond market. More recently, most sectors of the municipal bond market also benefited from slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the " Fed" ) interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com

Thank you for investing in Dreyfus California Municipal Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus California Municipal Income, Inc. perform during the period?

The fund produced a 5.33% total return over the 12-month reporting period ended September 30, 2000.(1) In addition, the fund provided income dividends of $0.5160 per share, which is equal to an annualized distribution rate of 6.25% over the same period.(2)

We believe that the fund's yield performance provided a competitive level of current income. We have also generally been pleased with the fund's ability to take advantage of municipal bond market rallies during the second half of the reporting period. Our second-half performance partially offset the fund's lackluster total returns during the first half of the reporting period, when the municipal bond market generally declined.

What is the fund's investment approach?

The fund seeks high current income exempt from federal and California state income taxes by investing primarily in long-term California municipal bonds.

In doing so, we have constructed a portfolio by looking for income opportunities through analysis of each bond's structure, including paying close attention to a bond's yield, maturity and early redemption features.

Over time, many of the fund's relatively higher yielding bonds mature or are redeemed by their issuers and we generally attempt to replace those bonds. When we believe that an opportunity presents itself, we seek to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually will look to sell bonds that are close to redemption or maturity. This
strategy    is    intended    to   protect   the   fund'  s   income   stream.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began on October 1, 1999, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates once in late 1999 and three times during the first half of 2000 for a total increase of 1.25 percentage points during the reporting period.
Higher interest rates and inflation fears eroded the prices of some municipal bonds, especially deep discount bonds.

However, the market and the fund recovered strongly during the second half of the reporting period when signs of an economic slowdown emerged, suggesting that the Fed' s restrictive monetary policies could be near an end. As the market rallied, we took advantage of differences among bonds from various market sectors. For example, we reduced our exposure to the health care industry, which is currently under pressure from regulatory reform, and replaced some securities with income-oriented bonds from other types of issuers. We also sold part of a particularly large holding for diversification purposes, which is part of our
risk    management    strategy.

In addition, the fund' s performance was partly the result of the ongoing strength of the California economy, which helped keep municipal bond yields relatively low, and prices high, compared to bonds from other states. California enjoyed healthy tax revenues and budget surpluses, which curtailed their need to borrow and resulted in a reduced supply of securities. At the same time, demand for municipal bonds has been remarkably strong from California residents seeking to protect their newly created wealth.


What is the fund's current strategy?

While we have been pleased with the municipal bond market's strong performance so far in 2000, we are currently growing more cautious. Modest price declines in September may suggest that municipal bonds have been fairly to highly valued, and a slightly more defensive posture may now be appropriate. Accordingly, we have allowed the fund's average effective duration -- a measure of sensitivity to changing interest rates -- to decline naturally as holdings approach their
redemption    dates.

In addition, we have continued to search the marketplace for competitive yields as the fund's holdings have matured or been called by their issuers. In fact, we expect some of our long-standing holdings to be called in October 2000. However, we have generally not been able to replace maturing and called bonds with new securities at the same yields. That's primarily because prevailing interest
rates    are    lower    now    than   when   the   fund   began   operations.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 2000 (Unaudited)


Market Price per share September 30, 2000       $ 8 1_4

Shares Outstanding September 30, 2000         4,572,972

American Stock Exchange Ticker Symbol               DCM

MARKET PRICE (AMERICAN STOCK EXCHANGE)




                                                    Fiscal Year Ended September 30, 2000
                             ---------------------------------------------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                             ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 1999            MARCH 31, 2000            JUNE 30, 2000            SEPTEMBER 30, 2000
                    -----------------------------------------------------------------------------------------------------------

   High                       $91_2                       $85_16                   $81_8                      $811_16

   Low                         75_8                        75_16                   77_16                        81_16

   Close                      81_16                        79_16                    81_8                         81_4

PERCENTAGE GAIN (LOSS) based on change in Market Price*

  October 21, 1988 (commencement of operations) through September 30,
2000                                                                                                            74.31%

   October 1, 1990 through September 30, 2000                                                                   64.93

   October 1, 1995 through September 30, 2000                                                                   36.13

   October 1, 1999 through September 30, 2000                                                                   (8.70)

   January 1, 2000 through September 30, 2000                                                                    7.19

   April 1, 2000 through September 30, 2000                                                                     12.42

   July 1, 2000 through September 30, 2000                                                                       3.02

NET ASSET VALUE PER SHARE

  October 21, 1988 (commencement of operations)                                  $ 9.22

  September 30, 1999                                                               8.98

  December 31, 1999                                                                8.59

  March 31, 2000                                                                   8.67

  June 30, 2000                                                                    8.65

  September 30, 2000                                                               8.88

PERCENTAGE GAIN based on change in Net Asset Value*

  October 21, 1988 (commencement of operations) through September 30,
2000                                                                                                           103.50%

   October 1, 1990 through September 30, 2000                                                                   78.95

   October 1, 1995 through September 30, 2000                                                                   30.26

   October 1, 1999 through September 30, 2000                                                                    5.33

   January 1, 2000 through September 30, 2000                                                                    8.29

   April 1, 2000 through September 30, 2000                                                                      5.54

   July 1, 2000 through September 30, 2000                                                                       4.15

   *WITH DIVIDENDS REINVESTED.




STATEMENT OF INVESTMENTS

September 30, 2000



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.6%                                                      Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--88.8%

Abag Financial Authority For Nonprofit Corps, MFHR

   (Central Park Apartments) 5.60%, 7/1/2038                                                    815,000                  797,021

Bakersfield Central District Development Agency,
   Tax Allocation Revenue
   (Downtown Bakersfield Redevelopment)
   6.625%, 4/1/2015 (Prerefunded 4/1/2003)                                                    1,000,000  (a)           1,076,490

California 6.180%, 12/1/2018                                                                    375,000  (b,c)           375,773

California Department of Water Resources, Revenue

   (Central Valley Project) 7.809%, 12/1/2026
   (Prerefunded 6/1/2002)                                                                       900,000  (a,b,c)         992,394

California Health Facilities Financing Authority, Revenue:

   Health Facilities Financing (Cedars-Sinai Medical Center)
      6.125%, 12/1/2030                                                                       1,000,000                1,010,450

   (Sutter Health) 6.25%, 8/15/2035                                                             750,000                  770,490

California Pollution Control Finance Authority:

   PCR 7.108%, 6/1/2014                                                                       1,000,000  (b)           1,188,020

   SWDR:

      (Browning Ferris Industries):

         5.80%, 12/1/2016                                                                     2,000,000                1,774,920

         6.75%, 9/1/2019                                                                        600,000                  587,430

      (Keller Canyon Landfill Co. Project) 6.875%, 11/1/2027                                  1,000,000                  990,820

California Public Works Board, LR
   (Various University of California Projects)

   6.60%, 12/1/2022 (Prerefunded 12/1/2002)                                                     800,000  (a)             856,536

California Statewide Community Development Authority, LR

   5.675%, 10/1/2033                                                                          1,000,000  (b)             836,710

California Statewide Community Development Authority, COP:

   (Catholic Healthcare West) 6.50%, 7/1/2020                                                   500,000                  504,170

   (The Internext Group) 5.375%, 4/1/2030                                                     1,300,000                1,135,056

Capistrano Unified School District, Special Tax:

  (Community Facilities District Number 87-1-Aliso Vieio)

      8.375%, 10/1/2020 (Prerefunded 10/1/2000)                                               2,000,000  (a)           2,040,480

   (Community Facilities District Number 98-2-Ladera)

      5.75%, 9/1/2029                                                                         1,000,000                  941,690

Central California Joint Powers Health Financing Authority, COP

   (Community Hospitals of Central California) 6%, 2/1/2030                                   1,000,000                  988,340

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Emeryville Public Financing Authority, Revenue

   (Shellmound Park Redevelopment Project)
   6.80%, 5/1/2014 (Prerefunded 5/1/2004)                                                       500,000  (a)             551,890

Escondido Improvement Bond, Act of 1915

   (Reassessment District Number 98) 5.70%, 9/2/2026                                            450,000                  427,972

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   5.75%, 1/15/2040                                                                             870,000                  850,695

Long Beach Special Tax Community Facilities District No. 5
   (Towne Center) 6.875%, 10/1/2025                                                             500,000                  515,640

Palmdale Civic Authority, Revenue

  (Merged Redevelopment Project Areas):

      6.60%, 9/1/2034 (Prerefunded 9/1/2004)                                                    590,000  (a)             651,283

      6.60%, 9/1/2034                                                                           410,000                  431,996

Redwood Empire Financing Authority, COP 6.40%, 12/1/2023                                      2,750,000                2,828,705

Sacramento County, Community Facilities District Number 1,
   Special Tax

   5.70%, 12/1/2020                                                                             750,000                  714,968

Sacramento County Housing Authority, MFHR

   (Cottage Estate Apartments) 6%, 2/1/2033                                                   1,000,000                1,010,890

San Diego County, COP:

   5.70%, 2/1/2028                                                                            1,000,000                  951,220

   (Burnham Institute) 6.25%, 9/1/2029                                                        1,000,000                1,020,970

San Joaquin Hills Transportation Corridor Agency,
   Toll Road Revenue

   6.75%, 1/1/2032 (Prerefunded 1/1/2003)                                                     1,000,000  (a)           1,074,140

San Jose, MFHR

   8.487%, 4/1/2012                                                                           2,857,500  (b,c)         2,986,973

Santa Cruz County Public Financing Authority,
   Tax Allocation Revenue

   6.20%, 9/1/2023                                                                            2,000,000                2,072,840

Torrance Redevelopment Agency, Tax Allocation Revenue

   5.625%, 9/1/2028                                                                             500,000                  467,995

Turlock Health Facility, COP (Emanuel Medical Center)

   5.75%, 10/15/2023                                                                          2,500,000                2,199,175

Valley Health System, HR, (Improvement Project)
   6.50%, 5/15/2025                                                                             500,000                  463,090


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--11.8%

Commonwealth of Puerto Rico Highway and Transportation
   Authority, Transportation Revenue, 5.06%, 7/1/2038                                         1,000,000  (b,c)           799,250

Commonwealth of Puerto Rico
   Infrastructure Financing Authority,

   Special Tax Revenue, 4.875%, 7/1/2015                                                      1,000,000  (b,c)           974,180

Guam Power Authority, Revenue 6.75%, 10/1/2024
   (Prerefunded 10/1/2004)                                                                    1,000,000  (a)           1,103,210

Virgin Islands Public Finance Authority, Revenue,
   Subordinated Lien-Fund Loan Notes 6%, 10/1/2022                                            2,000,000                1,907,380
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $40,745,647)                                                             100.6%               40,871,252

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)                 (254,627)

NET ASSETS                                                                                       100.0%               40,616,625

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

COP                       Certificate of Participation

HR                        Hospital Revenue

LR                        Lease Revenue

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------


AAA                              Aaa                             Aaa                                              29.5

AA                               Aa                              AA                                                2.4

A                                A                               A                                                16.5

BBB                              Baa                             BBB                                              28.3

BB                               Ba                              BB                                                8.2

Not Rated (d)                    Not Rated( d)                   Not Rated (d)                                    15.1

                                                                                                                 100.0



(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2000, THESE SECURITIES AMOUNTED TO $6,128,570, OR 15.1% OF NET ASSETS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  40,745,647  40,871,252

Interest receivable                                                     886,669

Prepaid expenses                                                          3,545

                                                                     41,761,466
-------------------------------------------------------------------------------


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            27,861

Cash overdraft due to Custodian                                       1,065,634

Accrued expenses                                                         51,346

                                                                      1,144,841
-------------------------------------------------------------------------------


NET ASSETS ($)                                                       40,616,625
-------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,301,357

Accumulated undistributed investment income--net                         50,697

Accumulated net realized gain (loss) on investments                  (1,861,034)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                               125,605
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       40,616,625
-------------------------------------------------------------------------------


SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       4,572,972

NET ASSET VALUE PER SHARE ($)                                              8.88

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended September 30, 2000

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,619,361

EXPENSES:

Management fee--Note 3(a)                                              277,295

Directors' fees and expenses--Note 3(c)                                 35,513

Professional fees                                                       32,667

Shareholders' reports                                                   27,190

Shareholder servicing costs--Note 3(b)                                  25,561

Registration fees                                                       11,333

Custodian fees--Note 3(b)                                                3,479

Miscellaneous                                                           10,631

TOTAL EXPENSES                                                         423,669

INVESTMENT INCOME--NET                                               2,195,692
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (216,011)

Net unrealized appreciation (depreciation) on investments             (58,608)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (274,619)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,921,073

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended September 30,
                                                -------------------------------

                                                     2000                 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,195,692            2,197,147

Net realized gain (loss) on investments         (216,011)              212,824

Net unrealized appreciation (depreciation)
   on investments                                (58,608)           (3,469,414)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,921,073            (1,059,443)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,359,525)          (2,568,624)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                    24,026             273,386

TOTAL INCREASE (DECREASE) IN NET ASSETS          (414,426)         (3,354,681)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            41,031,051          44,385,732

END OF PERIOD                                  40,616,625          41,031,051

Undistributed investment income--net               50,697             214,530
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A

   RESULT OF DIVIDENDS REINVESTED                  2,724               28,556

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.




                                                                                       Year Ended September 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.98           9.77           9.71           9.52          9.21

Investment Operations:

Investment income--net                                            .48            .48            .52            .53           .70

Net realized and unrealized

   gain (loss) on investments                                   (.06)          (.71)            .12            .23           .10

Total from Investment Operations                                 .42           (.23)            .64            .76           .80

Distributions:

Dividends from investment income--net                           (.52)          (.56)          (.58)           (.57)         (.49)

Net asset value, end of period                                  8.88           8.98           9.77            9.71          9.52

Market value, end of period                                       81_4           95_8          107_16          101_4          81_4
-----------------------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (%) (A)                                           (8.70)         (2.21)          7.98           32.14          6.86
-----------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.07           1.02           1.00             .98          1.06

Ratio of net investment income

   to average net assets                                        5.54           5.09           5.34            5.57          7.53

Portfolio Turnover Rate                                        20.44          25.65          19.28           26.38          3.30
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         40,617         41,031         44,386          43,838        42,847

(A) CALCULATED BASED ON MARKET VALUE.

SEE NOTES TO FINANCIAL STATEMENTS.






NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's shares trade on the American Stock Exchange under the ticker symbol DCM.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the  last  sales  price  on the securities exchange on which such securities are
primarily    traded    or    at    the     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain if any are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the
market    price)    as    defined   in   the   dividend   reinvestment   plan.

On  September 29, 2000, the Board of Directors declared a cash dividend of $.041
per   share   from  investment  income-net,  payable  on  October  27,  2000  to shareholders of record as of the close of business on October 13, 2000.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The fund has an unused capital loss carryover of approximately $1,508,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2000. This amount is calculated based on federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $286,000 of the carryover expires in fiscal 2004 and $1,222,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended September 30, 2000.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.
During the period ended September 30, 2000, the fund was charged $25,561 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2000, the fund was charged $3,479 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $8,921,098 and $7,949,699, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $125,605, consisting of $1,379,190 gross unrealized appreciation and $1,253,585 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus California Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus California Municipal Income, Inc., including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2000, and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Municipal Income, Inc. at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 6, 2000

                                                             The Fund


DIVIDEND REINVESTMENT PLAN (Unaudited)

Under the fund's Dividend Reinvestment Plan (the "Plan"), a holder of the Common Stock (" Common Shareholder" ) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.


DIVIDEND REINVESTMENT PLAN (Unaudited) (CONTINUED)

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment
of    dividends    or    distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2000 as "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.


PROXY RESULTS (Unaudited)

During the fiscal year ended September 30, 2000, shareholders voted on the following proposals presented at the annual shareholders' meeting held on May 19, 2000. The description of each proposal and the number of shares voted are as follows:




                                                                                                         Shares
                                                                                     ----------------------------------------------

                                                                                          For                 Authority Withheld
                                                                                     ----------------------------------------------

To elect three Class I Directors:*

      Lucy Wilson Benson                                                             3,763,758                            89,745

      David W. Burke                                                                 3,765,695                            87,808

      Martin D. Fife                                                                 3,762,158                            91,345

                                                                                             Shares
                                                     ------------------------------------------------------------------------------

                                                                 For                        Against                    Abstained
                                                     ------------------------------------------------------------------------------

To ratify the selection of

Ernst & Young LLP as

independent auditors for
the fund                                                    3,766,603                        15,220                       61,680

*   THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2003.

                                                                                                     The Fund




OFFICERS AND DIRECTORS

Dreyfus California Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I. Gerard

Robert R. Glauber

Arthur A. Hartman

George L. Perry

Paul Wolfowitz

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Paul Disdier

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Robert R. Mullery

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

PORTFOLIO MANAGERS (CONTINUED)

Douglas J. Gaylor

Joseph A. Irace

Colleen A. Meehan

Richard J. Moynihan

W. Michael Petty

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DCM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus California Municipal Income, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Distribution Agent and Registrar

                        Mellon Bank, N.A.

                        85 Challenger Road

                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                   426AR009